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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT - January 31, 2001
                        (Date of Earliest Event Reported)

                           COLUMBIA LABORATORIES, INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-10352


        Delaware                                                59-2758596
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(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)

100 North Village Avenue, Suite 32
   Rockville Centre, New York                                     11570
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   (Address of principal                                         Zip Code
     executive offices)


       Registrant's telephone number, including area code: (516) 766-2847


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This Current Report on Form 8-K is filed by Columbia Laboratories, Inc., a
Delaware corporation (the "Company") in connection with the matters described herein.

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ITEM 5.       OTHER EVENTS.

              On January 31, 2001, the Company completed an offering of 288,462 shares of its common stock, par value $.01 per share (the "Common Stock"), under its shelf Registration Statement on Form S-3 (Registration No. 333-38230), as amended by Post-Effective Amendment No. 1 thereto filed on February 6, 2001 (the "Registration Statement"), a base Prospectus dated May 31, 2000 (the "Prospectus") , and the related Prospectus Supplement dated January 31, 2001, pursuant to a Stock Purchase Agreement (the "Agreement"), dated as of January 31, 2001, between the Company and Ridgeway Investment Limited. The shares of Common Stock were sold at a price of $5.20 per share, calculated based on a small negotiated discount to the market price on January 31, 2001. The foregoing description is qualified in its entirety by the Agreement, which is incorporated herein by reference, and a copy of which is attached hereto as Exhibit 1.1.

                  On February 6, 2001, the Company entered into a Common Stock Purchase Agreement (the "Purchase Agreement") with Acqua Wellington North American Equities Fund, Ltd. ("Acqua Welllington") to sell up to $20 million of the Common Stock, under the Registration Statement, the Prospectus, and the related Prospectus Supplement dated February 6, 2001. Pursuant to the Purchase Agreement, the Company may, from time to time over the term of the Purchase Agreement and at its sole discretion, issue and sell to Acqua Wellington up to $20 million of the Common Stock, subject to certain conditions, at a price per share based on the daily volume weighted average price of the Common Stock over a certain period of time less a discount ranging from 5% to 7%. In addition, during the period in which the Company elects to issue and sell shares of the Common Stock to Acqua Wellington, the Company may also, at its sole discretion, grant Acqua Wellington a call option at the same discount for the applicable period to purchase additional shares of the Common Stock up to the applicable amount being sold by the Company in such period, subject to the overall limit of $20 million described above. The foregoing description is qualified in its entirety by the Purchase Agreement, which is incorporated herein by reference, and a copy of which is attached hereto as Exhibit 1.2.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c)      Exhibits.

                           1.1 Stock Purchase Agreement, dated as of January 31, 2001, between the Company and Ridgeway Investment Limited.

                           1.2 Common Stock Purchase Agreement, dated as of February 6, 2001, by and between the Company and Acqua Wellington North American Equities Fund, Ltd.




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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 7, 2001

                                      COLUMBIA LABORATORIES, INC.



                                      By: /s/  David L. Weinberg
                                          -------------------------------
                                          Name:  David L. Weinberg
                                          Title: Chief Financial Officer









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                                  EXHIBIT INDEX



Exhibit No.                                   Description
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1.1                        Stock Purchase Agreement, dated as of January 31,
                           2001, between the Company and Ridgeway Investment Limited.

1.2 Common Stock Purchase Agreement, dated as of February 6, 2001, by and between the Company and Acqua Wellington North American Equities Fund, Ltd.





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